Commitments and contingencies	12 Months Ended
Dec. 31, 2020
Other Provisions, Contingent Liabilities And Contingent Assets Explanatory [Abstract]
Commitments and contingencies	Commitments and contingencies
Contingencies
From time to time, the Company has been and may become involved in legal proceedings arising in the ordinary course of its business.
In August 2017, two securities class action lawsuits were filed, which were consolidated into a single lawsuit in September 2017, alleging violations of the U.S. federal securities laws by the Company, the Company's President and CEO, and the Company's Chief Financial Officer. The plaintiffs asserted claims primarily based on purported misrepresentations regarding Sequans’ revenue recognition policy in its Annual Reports on Form 20-F for the fiscal years ended 2015 and 2016. In particular, plaintiffs claim that an August 1, 2017 press release, in which the Company disclosed a $740,000 reduction in previously-recognized revenue, indicated that representations in earlier public disclosures regarding revenue were false or misleading. An amended complaint was filed in April 2018, and the Company and the individual defendants subsequently filed a motion to dismiss. On September 30, 2019, the Court issued a decision dismissing the claims against the Company's CFO, but permitting the claims against the Company and the Company's CEO to proceed. After a second mediation session in April 2020, the parties agreed to a settlement for an amount of $2.75 million, which was approved by the Court on September 28, 2020 and paid.
In 2018, the Company recorded a provision for $700,000, representing its deductible expenses under its insurance policy. As of December 31, 2019, no provision remained. Expenses above $700,000 were covered by insurance; the remaining amount to be paid by the insurers as of December 31, 2020 totals $95,000 and is recorded in other receivables on the Statement of Financial Position.

Management is not aware of any other legal proceedings that, if concluded unfavorably, would have a significant impact on the Company's financial position, operations or cash flows.
Bank guarantee
A bank guarantee was issued in favor of the owners of leased office space in France, in order to secure six months of lease payments, for an amount of $386,000 as of December 31, 2020 ($330,000 as of December 31, 2019). This guarantee was secured by the pledge of certificates of deposit and mutual funds for 100% of the amount of the guarantee. The total value of investments secured to cover this bank guarantee was $386,000 at December 31, 2020 ($335,000 at December 31, 2019).
Pledge of assets

As security for the payment and repayment of the venture debt (see Note 14.2 to these Consolidated Financial Statements), the Company has granted to Harbert a first ranking pledge over the receivables the Company holds against its customers other than customers covered by the factoring agreement. The carrying amount was $7.4 million as of December 31, 2020 ($4.5 million and $4.1 million as of December 31, 2019 and 2018, respectively). The Company has also agreed to grant to Harbert a first ranking pledge over specified bank accounts, which had a carrying amount of $18.2 million as of December 31, 2020 ($13.9 million and $11.9 million as of December 31, 2019 and 2018) and a pledge over its patents, trademarks and other IP rights. Prior to an event of default, the amounts within the pledged accounts are not restricted; however, the pledge agreement stipulates certain covenants with which the Company must comply. The Company was in compliance as of December 31, 2020.
Purchase commitments
As of December 31, 2020, the Company had $6.5 million of non-cancelable purchase commitments with its third-party manufacturer and suppliers for future deliveries of equipment and components, principally during 2021.